UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 8, 2026

ENTRADA THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40969	81-3983399
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Design Center Place
Suite 17-500
Boston, MA	02210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 520-9158

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TRDA	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 8, 2026, Entrada Therapeutics, Inc, (the “Company”) announced that it estimates it had approximately $296 million of cash, cash equivalents and marketable securities as of December 31, 2025.

The information contained in this Item 2.02 is unaudited and preliminary, and does not present all information necessary for an understanding of the Company’s results of operations for the fiscal year ended December 31, 2025, or financial condition as of December 31, 2025. The audit of the Company’s consolidated financial statements for the year ended December 31, 2025 is ongoing and could result in changes to the information in this Item 2.02.

The information in Item 2.02 of this Current Report on Form 8-K is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure.

On January 8, 2026, the Company issued a press release titled “Entrada Therapeutics Highlights Progress Across its Portfolio of RNA-based Therapeutics for the Treatment of Neuromuscular and Ocular Diseases.” The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On January 14, 2026, the Company will be presenting at the 44th Annual J.P. Morgan Healthcare Conference, where it will also meet with investors, analysts and others.

The information in this Item 7.01 of this Current Report on Form 8-K, including the accompanying Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On January 8, 2026, the Company reported its progress across its portfolio of RNA-based therapeutics for the treatment of neuromuscular and ocular diseases. The Company completed dosing of Cohort 1 of the global Phase 1/2 multiple ascending dose (MAD) portion of the clinical study of ENTR-601-44 in ambulatory patients living with DMD who are amenable to exon 44 skipping, and transitioned to the open label, Phase 2 portion of the study. The Company is on track to report ELEVATE-44-201 data from the first cohort in Q2 2026 and ELEVATE-45-201 data from the first cohort in mid-2026. In December 2025, the U.S. Food and Drug Administration (FDA) granted Rare Pediatric Disease Designation to ENTR-601-44. The Company received regulatory authorization from the U.K.’s Medicines and Healthcare Products Regulatory Agency (MHRA) and Research Ethics Committee to initiate a Phase 1/2 MAD clinical study of ENTR-601-50 in ambulatory patients living with DMD who are amenable to exon 50 skipping. The Company expects to initiate global Phase 1/2 MAD clinical study of ENTR-601-50 by the end of 2026 and to submit global regulatory applications for ENTR-601-51 in 2026. The Company also announced that it is expanding its pipeline with the selection of ENTR-801 as first clinical candidate in ocular diseases for the treatment of Usher syndrome type 2A, and it expects to nominate a second ocular clinical candidate in 2026.

Forward Looking Statements

This Current Report on Form 8-K includes express and implied “forward-looking statements.” Forward looking statements include all statements that are not historical facts, and in some cases, can be identified by terms such as “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward-looking statements contained in this Current Report on Form 8-K include, but are not limited to, statements regarding the Company’s strategy, future operations, prospects and plans, objectives of management, the validation and differentiation of its approach and EEV platform and its ability to provide a potential treatment for patients, expectations regarding its Phase 1/2 multiple ascending dose (“MAD”) clinical study of ENTR-601-44, including the timing of data from Cohort 1 in the second quarter of 2026, Cohort 2 by end of 2026 and Cohort 3 to follow, expectations regarding initiation of the planned ELEVATE-44-102 study in the U.S. in the first half of 2026, expectations regarding the Company’s Phase 1/2 MAD clinical study of ENTR-601-45, including the timing of data from Cohort 1 in mid-2026, with data from Cohort 2 and Cohort 3 to follow, expectations regarding the timing of regulatory filings in the European Union for the planned Phase 1/2 MAD clinical study of ENTR-601-50 in the second half of 2026 and initiation by the end of 2026, pending clearance, expectations regarding the timing of global regulatory filings and clearance for the planned clinical study of ENTR-601-51 in 2026, the ability to recruit for and complete global Phase 2 clinical studies of ENTR-601-44, ENTR-601-45, ENTR-601-50 and ENTR-601-51, the potential therapeutic benefits of the Company’s EEV product candidates and the ability to advance therapeutic candidates in indications beyond neuromuscular disease, including but not limited to ocular disease, expectations regarding the timing of nomination of a second clinical candidate for ocular disease in 2026, the continued development and advancement of ENTR-601-44, ENTR-601-45, ENTR-601-50, and ENTR-601-51 for the potential treatment of Duchenne muscular dystrophy and ENTR-801 for the potential treatment of Usher syndrome type 2A and the partnered product candidate VX-670 for the potential treatment of myotonic dystrophy type 1, expectations regarding the progress and success of the Company’s collaboration with Vertex Pharmaceuticals Incorporated, including completion of enrollment and dosing of the MAD portion of the global Phase 1/2 study of the VX-670 program in the first half of 2026, the ability to continue to expand and develop additional therapeutic programs and modalities, including further exon skipping programs, and the Company’s preliminary and unaudited estimate of cash resources as of December 31, 2025 and the sufficiency of its cash resources into the third quarter of 2027. By their nature, these statements are subject to numerous risks and uncertainties, including factors beyond the Company’s control, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the statements. For further information regarding the risks, uncertainties and other factors that may cause differences between the Company’s expectations and actual results, you should review the “Risk Factors” in Item 1A of Part II of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, as well as discussions of potential risks, uncertainties and other important factors in the Company’s subsequent filings. You should not rely upon forward-looking statements as predictions of future events. Although the Company’s management believes that the expectations reflected in the Company’s statements are reasonable, the Company cannot guarantee that the future results, performance or events and circumstances described in the forward-looking statements will be achieved or occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements are made and should not be construed as statements of fact.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits.

The following exhibit relating to Item 7.01 of this Form 8-K shall be deemed to be furnished and not filed:

99.1	Press Release issued by Entrada Therapeutics, Inc. on January 8, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entrada Therapeutics, Inc.

Date: January 8, 2026	/s/ Dipal Doshi
Dipal Doshi
Chief Executive Officer